Risk Management	6 Months Ended
Jun. 30, 2022
Risk Management [Abstract]
Risk Management

28. RISK MANAGEMENT
Cenovus is exposed to financial risks, including market risk related to commodity prices, foreign exchange rates, interest rates, commodity power price as well as credit risk and liquidity risk.
To manage exposure to commodity price movements between when products are produced or purchased and when sold to the customer or used by Cenovus, the Company may periodically enter into financial positions as a part of ongoing operations to market the Company’s production and physical inventory positions of crude oil, natural gas, condensate, refined products and power consumption. On April 4, 2022, Cenovus announced the suspension of its crude oil sales price risk management activities related to WTI. As at June 30, 2022, those risk management positions were closed.
The Company entered into risk management positions to help capture incremental margin expected to be received in future periods at the time products will be sold and to mitigate overall exposure to fluctuations in commodity prices related to inventories and physical sales. Mitigation of commodity price volatility may utilize financial positions to protect future cash flows. To manage exposure to interest rate volatility, the Company may periodically enter into interest rate swap contracts. To mitigate the Company’s exposure to foreign exchange rate fluctuations, the Company periodically enters into foreign exchange contracts. To manage interest costs on short-term borrowings, the Company periodically enters into cross currency interest rate swaps. To manage electricity costs associated with the production and transportation of crude oil, the Company may enter into power swaps and other energy instruments, including renewable power contracts. To manage exposure to carbon costs, the Company may enter into carbon credit instruments, which may be embedded in renewable power contracts or may be entered into separately.
As at June 30, 2022, the fair value of risk management positions was a net asset of $1 million and consisted of crude oil, natural gas, condensate, renewable power and foreign exchange rate instruments. As at June 30, 2022, there were foreign exchange contracts with a notional value of US$422 million outstanding and no interest rate contracts or cross currency interest rate swap contracts outstanding.
Net Fair Value of Risk Management Positions

As at June 30, 2022	Notional Volumes (1) (2)	Terms (3)	Weighted Average Price (1) (2)	Fair Value Asset (Liability)
Condensate Related Futures Contracts (4)
WTI Fixed – Sell	4.0 MMbbls	July 2022 - May 2023	US$104.17/bbl	11
WTI Fixed – Buy	1.6 MMbbls	July 2022 - February 2023	US$104.75/bbl	(1)
Other Financial Positions (5)				(10)
Foreign Exchange Rate Contracts				1
Total Fair Value				1
(1)    Million barrels (“MMbbls”). Barrel (“bbl”).
(2)    Notional volumes and weighted average price represent various contracts over the respective terms. The notional volumes and weighted average price may fluctuate from month to month as it represents the averages for various individual contracts with different terms.
(3)    Contract terms represent various individual contracts with different terms, and range from one to 11 months.
(4)    Condensate related futures contract positions consist of WTI contracts to help manage condensate price exposure.
(5)    Other financial positions consists of risk management positions related to WCS, heavy oil and condensate differential contracts, Belvieu fixed price contracts, reformulated blendstock for oxygenate blending gasoline contracts, heating oil and natural gas fixed price contracts, renewable power contracts and the Company’s U.S. manufacturing and marketing activities.
A) Commodity Price, Interest Rate and Foreign Currency Risk
Sensitivities
The following table summarizes the sensitivity of the fair value of Cenovus’s risk management positions to independent fluctuations in commodity prices and foreign exchange rates, with all other variables held constant. Management believes the fluctuations identified in the table below are a reasonable measure of volatility.
The impact of fluctuating commodity prices and foreign exchange rates on the Company’s open risk management positions could have resulted in an unrealized gain (loss) impacting earnings before income tax as follows:

As at June 30, 2022	Sensitivity Range	Increase	Decrease
Crude Oil Commodity Price	± US$5.00/bbl Applied to WTI, Condensate and Related Hedges	—	—
WCS and Condensate Differential Price	± US$2.50/bbl Applied to WCS and Differential Hedges Tied to Production	(9)	9
Refined Products Commodity Price	± US$5.00/bbl Applied to Heating Oil and Gasoline Hedges	(3)	3
Power Commodity Price	± C$20.00/MWH Applied to Renewable Power Contracts	33	(33)
U.S. to Canadian Dollar Exchange Rate	± 0.05 in the U.S. to Canadian Dollar Exchange Rate	33	(37)
B) Credit Risk
Credit risk arises from the potential that the Company may incur a financial loss if a counterparty to a financial instrument fails to meet its financial or performance obligations in accordance with agreed terms. Cenovus has in place a Credit Policy approved by the Audit Committee and the Board of Directors, which is designed to ensure that its credit exposures are within an acceptable risk level. The Credit Policy outlines the roles and responsibilities related to credit risk, sets a framework for how credit exposures will be measured, monitored and mitigated, and sets parameters around credit concentration limits.
Cenovus assesses the credit risk of new counterparties and continues risk-based monitoring of all counterparties on an ongoing basis. A substantial portion of Cenovus’s accounts receivable are with customers in the oil and gas industry and are subject to normal industry credit risks. Cenovus’s exposure to its counterparties is within its credit policy tolerances. The maximum credit risk exposure associated with accounts receivable and accrued revenues, net investment in finance leases, risk management assets and long-term receivables is the total carrying value.
As at June 30, 2022, approximately 96 percent of the Company’s accruals, receivables related to Cenovus’s joint ventures and joint operations, trade receivables and net investment in finance leases were investment grade, and 100 percent of the Company’s accounts receivable were outstanding for less than 60 days. The associated average expected credit loss on these accounts was 0.1 percent as at June 30, 2022 (December 31, 2021 – 0.1 percent).
C) Liquidity Risk
Liquidity risk is the risk that the Company will not be able to meet all of its financial obligations as they become due. Liquidity risk also includes the risk of not being able to liquidate assets in a timely manner at a reasonable price. Cenovus manages its liquidity risk through the active management of cash and debt, and by maintaining appropriate access to credit, which may be impacted by the Company’s credit ratings. As disclosed in Note 18, over the long term, Cenovus targets a Net Debt to Adjusted EBITDA ratio and Net Debt to Adjusted Funds Flow ratio of approximately 1.0 times to manage the Company’s overall debt position.
Undiscounted cash outflows relating to financial liabilities are:

As at June 30, 2022	Less than 1 Year	Years 2 and 3	Years 4 and 5	Thereafter	Total
Accounts Payable and Accrued Liabilities	7,487	—	—	—	7,487
Long-Term Debt (1)	528	1,056	3,834	12,872	18,290
Lease Liabilities (1)	443	769	617	3,051	4,880

As at December 31, 2021	Less than 1 Year	Years 2 and 3	Years 4 and 5	Thereafter	Total
Accounts Payable and Accrued Liabilities	6,353	—	—	—	6,353
Short-Term Borrowings (1)	79	—	—	—	79
Long-Term Debt (1)	561	1,608	2,603	14,892	19,664
Contingent Payment	238	—	—	—	238
Lease Liabilities (1)	453	794	634	3,192	5,073
(1)     Principal and interest, including current portion if applicable.